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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2002

                                Pegasystems Inc.
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             (Exact name of registrant as specified in its charter)

                                  Massachusetts
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                    (State of incorporation or organization)

                          1-11859               04-2787865
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                 (Commission File Number)   (I.R.S. Employer
                                            Identification No.)

                    101 Main Street, Cambridge, MA 02142-1590
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (617) 374-9600
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The undersigned Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2002. The original filing did not include the execution version of the Form of Warrant included as
Exhibit 2.1 to the original filing. The revised version of the text of Item 5 is set forth below in its entirety:

Item 5.   Other Events.

     On February 6, 2002, pursuant to an Asset Purchase Agreement dated as of January 29, 2002 (the "Purchase Agreement") by and among Pegasystems Inc., a Massachusetts corporation (the "Company"), 1Mind Corporation, a Delaware corporation ("1Mind"), 1Mind.com, LLC, a Delaware limited liability company and a wholly owned subsidiary of 1Mind ("Target Subsidiary", and together with 1Mind, the "Sellers"), and the equity holders of 1Mind (the "Equity Holders"), the Company acquired substantially all of the assets and specified liabilities of the Sellers. In consideration for the acquired assets, at the closing the Company (i) issued to 1Mind 384,189 unregistered shares of the Company's common stock and a warrant to purchase 83,092 additional unregistered shares of the Company's common stock for $70,808.28 and (ii) deposited into escrow 155,760 unregistered shares of the Company's common stock to secure the indemnification obligations of the Equity Holders under the Purchase Agreement. The Purchase Agreement provides for the Company to pay up to approximately $6 million of additional consideration, payable in the form of common stock or cash, at the Company's option, if the acquired business achieves specified revenue, backlog and margin targets relating to 2002.

     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement and Exhibit 1.8(b)(ii) to the Purchase Agreement (Form of Warrant), copies of which are included as Exhibit
2.0 and Exhibit 2.1, respectively, to this report and are incorporated into this
Item 2 by reference.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEGASYSTEMS INC.


     Date: December 3, 2002             By: /s/ Alan Trefler
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                                            Alan Trefler
                                            Chairman and Chief Executive Officer

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                                  Exhibit Index


          Exhibit No.              Description

            2.0* Asset Purchase Agreement (portions of this Exhibit have been omitted pursuant to a request for confidential treatment)

            2.1 Exhibit 1.8(b)(ii) to the Asset Purchase Agreement - Form of Warrant


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          *    Previously filed as Exhibit 2.0 to the Registrant's Form 8-K dated February 6, 2002 and incorporated herein by reference to the same exhibit number.

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